Exhibit 10.72

EXECUTION VERSION

SECOND LIEN TRADEMARK SECURITY AGREEMENT

SECOND LIEN TRADEMARK SECURITY AGREEMENT (this “Agreement”), dated as of February 4, 2014, made by each of the Persons listed on the signature pages hereto (collectively, the “Grantors”), in favor of U.S. Bank National Association, as Collateral Agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Lien Guarantee and Collateral Agreement, dated as of the date hereof (the “Guarantee and Collateral Agreement”), among SFX Entertainment, Inc. (the “Borrower”), the grantors party thereto, and the Collateral Agent, the Grantors are required to execute and deliver this Agreement; and

WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guarantee and Collateral Agreement and the rules of construction and other interpretive provisions specified in Section 1.02 of the Credit Agreement shall apply to this Agreement.

Accordingly, the Grantors and the Collateral Agent agree as follows:

SECTION 1.         Grant of Security.  Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Parties a continuing security interest in all of such Grantor’s right, title and interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor and wherever located or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”):

(a)           each Trademark, including, without limitation, each registered and applied for United States Trademark and all goodwill associated with or symbolized by each Trademark listed on Schedule A hereto; and

(b)           all proceeds of and revenues from the foregoing, including, without limitation, all proceeds of and revenues from any claim by such Grantor against third parties for past, present or future unfair competition with, or violation of intellectual property rights in connection with or injury to, or infringement or dilution of, any Trademark owned by such Grantor (including, without limitation, any United States Trademark identified in Schedule A hereto).

SECTION 2.         Security for Obligations.  The grant of a security interest in the Collateral by each Grantor under this Agreement secures the payment and performance of all Obligations of such Grantor now or hereafter existing under the Guarantee and Collateral Agreement.

SECTION 3.         Recordation.  Each Grantor authorizes and requests that the Commissioner for Trademarks at the United States Patent and Trademark Office record this Agreement.

SECTION 4.         Grants, Rights and Remedies.  This Agreement has been entered into in conjunction with the provisions of the Guarantee and Collateral Agreement.  Each Grantor does hereby acknowledge and confirm that the grant of the security interest hereunder to, and the rights and remedies of, the Collateral Agent with respect to the Collateral are more fully set forth in the Guarantee and Collateral Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.  In the event of any conflict between the terms of this Agreement and the terms of the Guarantee and Collateral Agreement, the terms of the Guarantee and Collateral Agreement shall govern.

SECTION 5.         Counterparts.  This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy or other electronic means), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

SECTION 6.         Governing Law.  This Agreement and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Agreement and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

SECTION 7.         Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Remainder of the page intentionally left blank]

IN WITNESS WHEREOF, each Grantor has duly executed this Agreement as of the day and year first above written.

SFX-LIC OPERATING LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

Second Lien Trademark Security Agreement

MADE EVENT, LLC

/s/ Richard Rosenstein
Name:	Richard Rosenstein
Title:	Chief Financial Officer

Second Lien Trademark Security Agreement

BEATPORT, LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

Second Lien Trademark Security Agreement

SFX MARKETING LLC

By:	/s/ Richard Rosenstein
	Name:	Richard Rosenstein
	Title:	Chief Financial Officer

Second Lien Trademark Security Agreement

U.S. BANK NATIONAL ASSOCIATION,
as Collateral Agent

By	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

Second Lien Trademark Security Agreement

SCHEDULE A
TO
TRADEMARK SECURITY AGREEMENT

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
WORLD’S LARGEST PAINT PARTY	85/240,789	4,051,072	Registered	SFX-LIC Operating LLC
	2/11/2011	11/1/2011

STATE OF EMERGENCY	85/601,379	4,253,706	Registered	SFX-LIC Operating LLC
	4/18/2012	12/4/2012

CAN’T STOP THE STATE	85/601,397	4,253,707	Registered	SFX-LIC Operating LLC
	4/18/2012	12/4/2012

RMF	85/601,420	4,253,709	Registered	SFX-LIC Operating LLC
	4/18/2012	12/4/2012

LIFE IN COLOR	85/638,822	4,429,570	Registered	SFX-LIC Operating LLC
	5/30/2012	11/5/2013

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
DANCEGIVING SAVE ROOM FOR THE MUSIC	85/479,845	SFX-LIC Operating LLC
11/23/2011

I AM THANKFUL FOR MUSIC	85/479,913	SFX-LIC Operating LLC
11/23/2011

RIVALRY MUSIC FESTIVAL	85/601,439	SFX-LIC Operating LLC
4/18/2012

BEYONDGLOW	85/613,814	SFX-LIC Operating LLC
5/1/2012

PAINTOPIA	85/943,432	SFX-LIC Operating LLC
05/28/2013

LIFE IN COLOR	85/884,181	SFX-LIC Operating LLC
3/22/2013

WORLD’S LARGEST PAINT PARTY	85/884,227	SFX-LIC Operating LLC
3/22/2013

I GO HARD IN THE PAINT	86/029,879	SFX-LIC Operating LLC
8/6/2013

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
BASEWARE	78/753,029	3,158,076	Registered	BEATPORT, LLC
	11/14/2005	10/17/2006

BEATBOT	85/485860	4,185,671	Registered	BEATPORT, LLC
	12/2/2011	8/7/12

BEATPORT	76/518,151	2,985,842	Registered	BEATPORT, LLC
	5/30/2003	8/16/2005

BEATPORT MIX	85/152,799	4,040,816	Registered	BEATPORT, LLC
	10/14/2010	10/18/2011

BEATPORT MIX & Design	85/153,116	4,040,817	Registered	BEATPORT, LLC
	10/14/2010	10/18/2011

BEATPORT SOUNDS	85/396,844	4,293,035	Registered	BEATPORT, LLC
	8/12/2011	2/19/2013

BEATPORTAL & Design	77/198,205	3,425,679	Registered	BEATPORT, LLC
	6/5/2007	5/13/2008

BEATSOURCE	77/20118,769	3,524,861	Registered	BEATPORT, LLC
	2/28/2007	10/28/2008

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
GET DOWN Logo	78/755,864	3,210,719	Registered	BEATPORT, LLC
	11/17/2005	2/20/2007

LOG ON. GET DOWN.	76/627,972	3,058,549	Registered	BEATPORT, LLC
	1/13/2005	2/14/2006

MASHBOX	85/343,701	4,211,125	Registered	BEATPORT, LLC
	6/10/2011	9/18/2012

MY BEATPORT	85/332,533	4,163,489	Registered	BEATPORT, LLC
	5/27/2011	6/26/2012

PLAY WITH MUSIC	85/204,693	4,119,425	Registered	BEATPORT, LLC
	12/23/2010	3/27/2012

PROMOONE	78/737,889	3,145,372	Registered	BEATPORT, LLC
	10/21/2005	9/19/2006

SOUNDMAIL & Design	77/157,863	3,380,595	Registered	BEATPORT, LLC
	4/16/2007	2/12/2008

PLAY WITH MUSIC	85/605,758	4,451,997	Registered	BEATPORT, LLC
	4/23/2012	12/17/2013

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
BEATPORT	85/711,666	BEATPORT, LLC
8/23/2012

BASEWARE DISTRIBUTION	85/422,724	BEATPORT, LLC
9/14/2011

BEATPORT PRO	85/455,915	BEATPORT, LLC
10/25/2011

BEATPORT (stylized) & Design	85/920,281	BEATPORT, LLC
5/1/2013

BEATPORT LOUNGE	85/959,355	BEATPORT, LLC
6/13/2013

BEATPORT PLAY (stylized) & Design	85/919,987	BEATPORT, LLC
5/1/2013

SOUNDS TO SAMPLE	85/954,236	BEATPORT, LLC
6/7/2013

WE KNOW THE FEELING	86/060,932	BEATPORT, LLC
9/10/2013

BEATPORT AMPLIFY	86/080,058	BEATPORT, LLC
10/1/2013

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
ELECTRIC ZOO (word mark)	85/936,625	4,447,907	Registered	MADE EVENT, LLC
	5/20/2013	12/10/2013

ELECTRIC ZOO (design)	77/711,013	3,747,742	Registered	MADE EVENT, LLC
	4/9/2009	2/9/2010

Made (design)	77/565,155	3,605,821	Registered	MADE EVENT, LLC
	9/8/2008	4/14/2009

U.S. Federal Trademark Applications

TRADEMARK	APPLICATION NO. AND DATE	OWNER
MADE (word mark)	85/922,887	MADE EVENT, LLC
5/3/2013

ELECTRIC ZOO (word mark)	85/923,072	MADE EVENT, LLC
5/3/2013

ELECTRIC ZOO (word mark)	85/925,263	MADE EVENT, LLC
5/7/2013

MADE (word mark)	85/936,974	MADE EVENT, LLC
5/20/2013

ELECTRIC BOO	86/144,558	MADE EVENT, LLC
12/16/2013

TRADEMARK	APPLICATION NO. AND DATE	OWNER
SUNDAY SCHOOL	86/144,746	MADE EVENT, LLC
12/16/2013

SUNDAY SCHOOL	86/144,819	MADE EVENT, LLC
12/16/2013

U.S. Federal Trademark Registrations

TRADEMARK	APPLICATION NO. AND DATE	REGISTRATION NO. AND DATE	STATUS	OWNER
FAME HOUSE	85/571,597	4,241,401	Registered	SFX MARKETING LLC
	3/16/2012	11/13/2012